Exhibit 10.5
Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), is made and entered into as of July 31, 2025, by and among (i) BUZZFEED MEDIA ENTERPRISES, INC. as borrower agent (the “Borrower Agent”), AFTER KICKS Inc. (f/k/a/ Complex Media, Inc.), BF ACQUISITION HOLDING CORP., BUZZFEED FC, INC., BUZZFEED HOLDINGS, LLC, BUZZFEED MOTION PICTURES, INC., BUZZFEED, INC., CM PARTNERS, LLC, ET ACQUISITION SUB, INC., ET HOLDINGS ACQUISITION CORP., LEXLAND STUDIOS, INC., LXL DEVELOPMENT, INC., PRODUCT LABS, INC., THEHUFFINGTONPOST.COM, INC., THEHUFFINGTONPOST HOLDINGS LLC, TORANDO LABS INC., each a Delaware limited liability company or corporation, and TURBO CACTUS LLC, a California limited liability company (each a “Borrower” and together with Borrower Agent, collectively, the “Borrowers”), (ii) BANNER COMMERCIAL FUNDING (CAYMAN) L.P. as Lender (the “Lender”) and (iii) SOUND POINT AGENCY LLC as administrative agent and as collateral agent for the Lenders and all other Secured Parties (in such capacity, the “Agent” and together with the Borrowers and the Lender, the “Parties”).
WHEREAS, the Borrowers, the Lender, and the Agent are party to that certain Credit Agreement dated as of May 23, 2025 (as further amended, restated, amended and restated, extended, supplemented and/or otherwise modified prior to the Amendment No. 1 Effective Date, the “Existing Credit Agreement” and as amended by this Amendment No. 1, the “Credit Agreement”);
WHEREAS, the Parties in accordance with Section 11.05 of the Existing Credit Agreement, wish to make certain amendments to the Existing Credit Agreement in satisfaction of the obligation of the Borrower in Section 6.17 thereof as more fully set forth herein; and
WHEREAS, the Parties wish to document, in accordance with Section 7.01(g)(y) of the Existing Credit Agreement and as more fully set forth herein, the consent of the Agent to the unsecured guarantee by Lexland Studios, Inc. and BuzzFeed Studios Canada, Inc. of the production financing loan by and among Royal Bank of Canada as Lender and Girls Like Girls Film Inc. as borrower, dated as of June 13, 2024 (as amended, restated, amended and restated, extended, supplemented and/or otherwise modified, the “GLG Loan” and the guarantee of the GLG Loan, the “GLG Loan Guarantee”).
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Credit Agreement.
ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT
Section 2.01    Consent to the GLG Loan.
(a)    Subject to the terms and conditions of this Amendment and pursuant to Section 7.01(g)(y) of the Credit Agreement, the Agent and Lenders hereby consent to the GLG Loan Guarantee, provided that:
(i)    The GLG Loan Guarantee is unsecured;

(ii)    The only Loan Parties providing the GLG Loan Guarantee are (y) Lexland Studios, Inc. and (z) BuzzFeed Studios Canada, Inc. and no other Loan Parties are borrowers or guarantors with respect to the GLG Loan;
(iii)    No Loan Party shall, or shall permit any of its Subsidiaries to, without prior written consent of the Agent, make any Investment in, or other transfer or disposition of any assets to, Lexland Studios, Inc. while the GLG Loan Guarantee remains outstanding; and
(iv)    The GLG Loan shall be repaid with the proceeds of a guarantee by Focus Films Inc. in the aggregate amount of $4,000,000 and any film tax credits received for the Product.
Section 2.02    Further Amendments.
Subject to the satisfaction of the conditions set forth in Article IV hereof, with effect from the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text)~~ and to add the double-underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the conformed Credit Agreement attached as Exhibit A hereto.
ARTICLE III

EFFECTIVENESS OF THIS AMENDMENT NO. 1; CONTINUING EFFECT
Except as expressly set forth in Article II hereof, nothing in this Amendment No. 1 shall constitute a modification or alteration of the terms, conditions or covenants of the Existing Credit Agreement, or a waiver of any terms or provisions thereof, and the Existing Credit Agreement shall remain unchanged and shall continue in full force and effect, as amended hereby.
ARTICLE IV

CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT NO. 1
This Amendment No. 1 shall be effective upon (i) the Agent’s receipt of one or more counterparts of this Amendment No. 1 by the Borrowers, Lender and the Agent (such date of receipt, the “Amendment No. 1 Effective Date”) and (ii) after giving effect to this Amendment No. 1, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment No. 1 that would constitute an Event of Default or a Default.
ARTICLE V

REPRESENTATIONS AND WARRANTIES
Each Loan Party makes the following representation and warranty to the Agent and Lenders to induce them to enter into this Amendment No. 1:
1.    Each Loan Party (i) is an Entity duly organized (or incorporated, as the case may be), validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has the requisite power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged, except to the extent that the failure own such properties and assets or transact business in such a way could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (iii) is duly qualified, authorized to do business and in good standing (to the extent such concept exists in the relevant jurisdictions) in each jurisdiction where it presently is, or proposes to be, engaged in business, except to the extent that the failure so to qualify or be in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

2.    Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under this Amendment No. 1 and the Credit Agreement.
3.    The execution, delivery and performance by each Loan Party of this Amendment No. 1 (i) do not and will not contravene any of the Governing Documents of such Loan Party, (ii) do not and will not contravene any material Requirement of Law, (iii) do not and will not contravene any Material Contract, except as such contravention could not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, and (iv) do not and will not result in the imposition of any Liens upon any of its properties except for Permitted Liens.
4.    No consent, authorization or approval of, or filing with or other act by, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment No. 1, or the consummation of the transactions contemplated hereby, except for filings and recordings with respect to the Collateral, as applicable.
5.    This Amendment No. 1, when executed and delivered, will be, the legal, valid and binding obligation of each Loan Party hereto and the Credit Agreement (as amended by this Amendment No. 1) will be the legal, valid and binding obligation of each Loan Party party thereto, and each of Amendment No. 1 and the Credit Agreement will be enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    After giving effect to this Amendment No. 1, all representations and warranties of the Loan Parties set forth in the Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
7.    After giving effect to this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing on the date hereof.
ARTICLE VI

MISCELLANEOUS
Section 6.01    Effect of this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Agent under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement. Without limiting the foregoing, nothing herein (including the satisfaction, waiver and/or acceptance of any condition precedent set forth in Article IV) shall constitute an acceptance by the Agent of any calculation or certification provided by any Loan Party or its Subsidiaries nor shall it be considered an agreement (explicit or implicit) by any Party to any interpretation of any definition, term or condition set forth in the Existing Credit Agreement. This Amendment No. 1 constitutes a Loan Document.
Section 6.02    Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telecopier or other electronic transmission (i.e., in “pdf” or “tif” format) shall be equally effective as delivery of a manually executed counterpart.
Section 6.03    Severability. Any provision of this Amendment No. 1 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 6.04    Headings. Paragraph headings used herein are for convenience of reference only, are not part of this Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 1.
Section 6.05    Entire Agreement. This Amendment No. 1 and the Amendment No. 1 contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Amendment No. 1 may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.
Section 6.06.     Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Loan Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Loan Parties to the Lenders or any other obligation of the Loan Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Loan Parties, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

Section 6.07.    Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with, and to the extent required by, the terms of the Credit Agreement and the other Loan Documents.

Section 6.08.    No Novation. This Amendment No. 1 is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

Section 6.09.    Binding Nature. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns. No third party beneficiaries are intended in connection with this Amendment.

Section 6.10.    Expenses. The Loan Parties agree to pay promptly following delivery of a summary invoice all reasonable out-of-pocket costs and expenses of Agent and Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1.

ARTICLE VII

GOVERNING LAW; VENUE
Section 7.01    THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 1 AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

Section 7.02    THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT NO. 1 SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN CITY AND THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AGREEMENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS ARTICLE VI.
ARTICLE VIII

INCORPORATION OF EXISTING CREDIT AGREEMENT PROVISIONS
The provisions of Sections 11.04, 11.08, 11.13 and 11.19 of the Existing Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment No. 1.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
BUZZFEED MEDIA ENTERPRISES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
AFTER KICKS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BF ACQUISITION HOLDING CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
BUZZFEED FC, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED HOLDINGS, LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer

BUZZFEED MOTION PICTURES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
CM PARTNERS, LLC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET ACQUISITION SUB, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET HOLDINGS ACQUISITION CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
LEXLAND STUDIOS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
LXL DEVELOPMENT, INC.

By:    /s/ Lauren Spector
Name: Lauren Spector
Title: President & Secretary

PRODUCT LABS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
THEHUFFINGTONPOST.COM, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer
THEHUFFINGTONPOST HOLDINGS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TORANDO LABS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TURBO CACTUS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer
AGENT:
SOUND POINT AGENCY LLC, as Agent
By:    /s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: Authorized Signatory

LENDER:
BANNER COMMERCIAL FUNDING (CAYMAN) L.P.

By:    /s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: Authorized Signatory